                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): October 14, 1998




                           SUN HYDRAULICS CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Florida                       0-21835                 59-2754337
 ---------------------------           ----------              ------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)





    1500 West University Parkway
          Sarasota, Florida                                        34232
 --------------------------------------                           --------
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:              941-362-1200







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ITEM 5.           OTHER EVENTS.

PRESS RELEASE

         On October 14, 1998, the Company issued the press release attached hereto as Exhibit 99.1 announcing that it expects operating income for the third quarter of 1998 to fall below analysts' expectations.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

       Exhibit
       Number                         Exhibit Description
       -------                        -------------------
        99.1         Press Release of the Registrant dated October 14, 1998.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SUN HYDRAULICS CORPORATION



                                      By: /s/ Richard J. Dobbyn
                                          --------------------------------------
                                              Richard J. Dobbyn
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)

Dated:  October 19, 1998




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                                  EXHIBIT INDEX

      Exhibit
      Number                        Exhibit Description
      -------                       -------------------
       99.1          Press Release of the Registrant dated October 14, 1998.













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